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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 26, 2000


                                  ZIPLINK, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                                         000-26147                          04-3457219
----------------------------                         ----------------                   ------------------
(State or other jurisdiction                         (Commission File                   (IRS Employee
 of incorporation)                                    Number)                            Identification No.)


900 Chelmsford Street, Tower 1, Fifth Floor, Lowell, Massachusetts                            01851
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(Address of principal executive offices)                                                   (Zip Code)


Registrant's telephone number, including area code: (978) 551-8100
                                                    --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On July 27, 2000, Ziplink, Inc. ("Ziplink") announced that Fleet National Bank will provide Ziplink with a $10 million line of credit for working capital purposes. See attached press release issued on July 27, 2000, the Revolving Loan and Security Agreement, the Revolving Note, the Guaranty, the Stock Pledge Agreement and the Letter Agreement, all of which are, attached as exhibits and incorporated by reference into this report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(a)      Pro Forma Financial Information.

         Not applicable.

(a)      Exhibits.  The following Exhibits are filed as part of this report:


       EXHIBIT NO.                      DESCRIPTION

          10.1 Revolving Loan and Security Agreement, dated as of July 26, 2000, by and between Ziplink, Inc. and Fleet National Bank.

          10.2      Revolving Loan Note of Ziplink, Inc.

          10.3 Stock Pledge Agreement, dated as of July 26, 2000, by and between Henry M. Zachs and Fleet National Bank.

          10.4 Guaranty, dated as of July 26, 2000, from Henry M. Zachs in favor of Fleet National Bank.

          10.5 Letter Agreement, dated as of July 26, 2000, between Ziplink, Inc. and Henry M. Zacks, regarding compensation in connection with the Guaranty.

          99.1      Press Release issued July 27, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ZIPLINK, INC.


Date: July 26, 2000                                  By: /s/ Gary P. Strickland
                                                        -----------------------
                                                        Gary P. Strickland
                                                        Chief Financial Officer



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                                INDEX TO EXHIBITS


       EXHIBIT NO.                         DESCRIPTION

          10.1 Revolving Loan and Security Agreement, dated as of July 26, 2000, by and between Ziplink, Inc. and Fleet National Bank.

          10.2      Revolving Loan Note of Ziplink, Inc.

          10.3 Stock Pledge Agreement, dated as of July 26, 2000, by and between Henry M. Zachs and Fleet National Bank.

          10.4 Guaranty, dated as of July 26, 2000, from Henry M. Zachs in favor of Fleet National Bank.

          10.5 Letter Agreement, dated as of July 26, 2000, between Ziplink, Inc. and Henry M. Zacks, regarding compensation in connection with the Guaranty.

          99.1      Press Release issued July 27, 2000.